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                                                                  Exhibit 10rr-1


                         FIRST ADMINISTRATIVE AMENDMENT
                                       TO
                    AMERITECH KEY MANAGEMENT LIFE INSURANCE
                         (Effective as of July 1, 1990)


Pursuant to authority reserved to Ameritech Corporation, the Ameritech Key Management Life Insurance Plan (Effective as of July 1, 1990) (the "Plan") is hereby amended effective as of October 1, 1993 to add the following as paragraph 6.3 of the Plan:

       "6.3 Administrative Amendments. The Company's Senior Vice President - Human Resources, or such other officer of the Company as may from time to time be primarily responsible for human resources matters, may, with the concurrence of the Company's Executive Vice President and General Counsel, make minor or administrative amendments to the Plan."




Dated: November 30, 1993

                                                      AMERITECH CORPORATION

Concur:                              By: /s/          Martha L. Thornton
                                        ----------------------------------------
                                                      Senior Vice President -
                                                      Human Resources
/s/ Thomas P. Hester
- -------------------------------------
Executive Vice President and
General Counsel